Supplement Dated November 5, 2013 to the

Prospectuses of the Following Funds

LORD ABBETT AFFILIATED FUND	LORD ABBETT RESEARCH FUND
Lord Abbett Calibrated Dividend Growth Fund
LORD ABBETT BOND DEBENTURE FUND	Lord Abbett Classic Stock Fund
Lord Abbett Growth Opportunities Fund
LORD ABBETT DEVELOPING GROWTH FUND	Lord Abbett Small Cap Value Fund

LORD ABBETT EQUITY TRUST	LORD ABBETT SECURITIES TRUST
Lord Abbett Calibrated Large Cap Value Fund	Lord Abbett Alpha Strategy Fund
Lord Abbett Calibrated Mid Cap Value Fund	Lord Abbett Fundamental Equity Fund
Lord Abbett Growth Leaders Fund
LORD ABBETT GLOBAL FUND	Lord Abbett International Core Equity Fund
Lord Abbett Emerging Markets Currency Fund	Lord Abbett International Dividend Income Fund
Lord Abbett Emerging Markets Corporate Debt Fund	Lord Abbett International Opportunities Fund
Lord Abbett Emerging Markets Local Bond Fund	Lord Abbett Micro Cap Growth Fund
Lord Abbett Global Allocation Fund	Lord Abbett Micro Cap Value Fund
Lord Abbett Value Opportunities Fund

LORD ABBETT INVESTMENT TRUST	LORD ABBETT MID CAP STOCK FUND
Lord Abbett Balanced Strategy Fund
Lord Abbett Convertible Fund	LORD ABBETT MUNICIPAL INCOME FUND
Lord Abbett Core Fixed Income Fund	Lord Abbett AMT Free Municipal Bond Fund
Lord Abbett Diversified Equity Strategy Fund	Lord Abbett California Tax Free Fund
Lord Abbett Diversified Income Strategy Fund	Lord Abbett High Yield Municipal Bond Fund
Lord Abbett Floating Rate Fund	Lord Abbett Intermediate Tax Free Fund
Lord Abbett Growth & Income Strategy Fund	Lord Abbett National Tax Free Fund
Lord Abbett High Yield Fund	Lord Abbett New Jersey Tax Free Fund
Lord Abbett Income Fund	Lord Abbett New York Tax Free Fund
Lord Abbett Inflation Focused Fund	Lord Abbett Short Duration Tax Free Fund
Lord Abbett Short Duration Income Fund
Lord Abbett Total Return Fund

Class A Front-End Sales Charge Waivers. The following sub-paragraph is added to the sub-section titled “Front-End Sales Charge Waivers.”

•	purchases by investors maintaining a brokerage account with a registered broker-dealer that has entered into an agreement with Lord Abbett Distributor to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees;

Class I Share Eligibility Criteria. The following replaces the subsection titled “Additional Information about the Availability of Share Classes – Class I Shares” contained in the section titled “Choosing a Share Class:”

Class I Shares. Class I shares are available for purchase by the following entities:

  Institutional investors, including companies, foundations, endowments, trusts (other than individual or personal trusts established for estate or financial planning purposes) and other entities determined by Lord Abbett Distributor to be institutional investors, making an initial minimum investment of at least $1 million, provided that such purchases are not made by or on behalf of institutional investors that are participants in a fee-based program, as described below.
  Registered investment advisers investing on behalf of their advisory clients, provided that in any event Class I shares are not available for purchase by or on behalf of:
    Participants in fee-based investment advisory programs or services (including mutual fund wrap programs) or a bundled suite of services, such as brokerage, investment advice, research, and account management, sponsored by the financial intermediary for which the participant pays a fee based on the total asset value of the participant’s account for all or a specified number of transactions, including mutual fund purchases, in the account during a certain period; or
    Clients of a registered investment adviser that also is a registered broker-dealer and where the firm has entered into any agreement or arrangement whereby Lord Abbett makes payments to the firm out of its own resources for various services, such as marketing support, training and education activities, and other services for which Lord Abbett may make such revenue sharing payments to the firm.
  Bank trust departments and trust companies purchasing shares for their clients, provided that the bank or trust company (and its trading agent, if any) has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases.
  Retirement and benefit plans investing directly or through an intermediary, provided that in the case of an intermediary, the intermediary has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases.

Class I shares also are available for purchase by each registered investment company within the Lord Abbett Family of Funds that operates as a fund of funds and, at the discretion of Lord Abbett Distributor, other registered investment companies that are not affiliated with Lord Abbett and operate as funds of funds.

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Shareholders who do not meet the above criteria but currently hold Class I shares may continue to hold, purchase, exchange, and redeem Class I shares, provided that there has been no change in the account since purchasing Class I shares. Financial intermediaries should contact Lord Abbett Distributor to determine whether the financial intermediary may be eligible for such purchases.

Please retain this document for your future reference.

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